Exhibit 99.1

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

Carve-out Financial Statements

December 31, 2015

(With Independent Auditors’ Report)

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

Page Number
Independent Auditors’ Report	1 - 2

Carve-Out Financial Statements

Carve-Out Balance Sheet	3

Carve-Out Statement of Income	4

Carve-Out Statement of Invested Equity (Deficit)	5

Carve-Out Statement of Cash Flows	6

Notes to Carve-Out Financial Statements	7 - 12

Independent Auditors’ Report

To the Board of Directors

HealthStream, Inc. and Subsidiaries

Nashville, Tennessee

We have audited the accompanying carve-out financial statements of Practitioner Credentialing and Privileging Software Operations (a carve-out of Morrisey Associates, Inc.), which comprise the carve-out balance sheet as of December 31, 2015, the related carve-out statements of income, invested equity (deficit) and cash flows for the year then ended, and the related notes to the carve-out financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these carve-out financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the carve-out financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these carve-out financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the carve-out financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the carve-out financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the carve-out financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the carve-out financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the carve-out financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the financial position of Practitioner Credentialing and Privileging Software Operations (a carve-out of Morrisey Associates, Inc.) as of December 31, 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of a Matter

As discussed in Note 1 of the carve-out financial statements, Morrisey Associates, Inc. provides software solutions primarily focused on two lines of business operations, including (1) practitioner credentialing and privileging, and (2) care and risk management. The accompanying carve-out financial statements have been prepared to reflect the assets, liabilities, revenue and expenses directly attributable to the Practitioner Credentialing and Privileging Software Operations, as well as allocations deemed reasonable by management, to present the carve-out financial position, results of operations and cash flows of the Practitioner Credentialing and Privileging Software Operations as if it were a separate entity as of and for the year ended December 31, 2015. Our opinion is not modified with respect to that matter.

Brentwood, Tennessee

August 9, 2016

(except for Note 2, as to which the

date is October 13, 2016)

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

BALANCE SHEET

DECEMBER 31, 2015

ASSETS
Current assets:
Accounts receivable	$3,456,635
Prepaid expenses and other current assets	319,348

Total current assets	3,775,983
Property and equipment, net	268,257
Capitalized software development, net of accumulated amortization of $2,319,536	40,475
Intangible assets, net of accumulated amortization of $4,345	1,835

Total assets	$4,086,550

LIABILITIES AND INVESTED EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$194,907
Accrued liabilities	257,990
Accrued royalties	221,987
Unearned revenue	9,087,415

Total current liabilities	9,762,299

Other long term liabilities	175,384
Commitments and contingencies	—

Invested equity (deficit):
Accumulated deficit	(5,851,133)

Total liabilities and invested equity (deficit)	$4,086,550

See accompanying notes to the audited carve-out financial statements.

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2015

Revenues, net	$12,844,457
Operating costs and expenses:
Cost of revenues (excluding depreciation and amortization)	2,914,142
Sales and marketing Product development	1,403,335 1,200,151
Other general and administrative expenses	2,726,433
Depreciation and amortization	165,239

Total operating costs and expenses	8,409,300

Income before income taxes	4,435,157
Income taxes	15,229

Net income	$4,419,928

See accompanying notes to the audited carve-out financial statements.

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

STATEMENT OF INVESTED EQUITY (DEFICIT)

YEAR ENDED DECEMBER 31, 2015

Total Invested Equity (Deficit)
Balance at December 31, 2014	$(5,538,512)
Net income	4,419,928
Deemed distributions	(4,732,549)

Balance at December 31, 2015	$(5,851,133)

See accompanying notes to the audited carve-out financial statements.

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2015

OPERATING ACTIVITIES:
Net income	$4,419,928
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	165,239
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(1,183,911)
Prepaid expenses and other current assets	65,558
Accounts payable	109,799
Accrued liabilities and other long-term liabilities	(234,109)
Accrued royalties	204,656
Unearned revenue	1,227,277

Net cash provided by operating activities	4,774,437

INVESTING ACTIVITIES:
Purchases of property and equipment	(41,888)

FINANCING ACTIVITIES:
Deemed distributions	(4,732,549)

Net change in cash	—
Cash at beginning of period	—

Cash at end of period	$—

See accompanying notes to the audited carve-out financial statements.

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2015

1. ORGANIZATION AND BACKGROUND

Morrisey Associates, Inc. (“Morrisey”) was founded in 1987 and is headquartered in Chicago, Illinois. Morrisey provides software solutions primarily focused on two lines of business operations, including (1) practitioner credentialing and privileging, and (2) care and risk management. The accompanying carve-out financial statements have been prepared to reflect the financial position, results of operations and cash flows of the practitioner credentialing and privileging software operations as if it were a separate entity as of and for the year ended December 31, 2015. Hereinafter, references within these financial statements to the “Company” refer to the practitioner credentialing and privileging software operations of Morrisey.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying carve-out financial statements are presented in accordance with generally accepted accounting principles in the United States (“GAAP”). The financial statements reflect the assets, liabilities, revenue and expenses of Morrisey directly attributable to the Company, as well as allocations made to the Company by management. The allocation methodologies are described within the accompanying notes, and management believes that these allocations are reasonable to present the financial position, results of operations and cash flows of the Company on a stand-alone basis. However, the financial position, results of operations and cash flows of the Company may differ from those that would have been achieved had the Company been a stand-alone entity during the period presented.

Reclassification

On October 13, 2016, the Company issued updated audited carve-out financial statements as of and for the year ended December 31, 2015. The updated audited carve-out financial statements reflect a reclassification made to the accompanying statement of income for the year ended December 31, 2015 to separately present $1,200,151 of product development expenses from other general and administrative expenses. Other general and administrative expenses decreased from $3,926,584 to $2,726,433. The reclassification of expenses had no effect on net income or invested equity (deficit) as previously reported. In addition, the accounting policy descriptions for operating costs and expenses, software development costs, and research and development were updated to reflect the reclassification.

Use of Estimates

The financial statements have been prepared in accordance with GAAP. These accounting principles require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates and such differences could be material to the financial statements.

Method of Allocation

Accounts receivable, unearned revenue and revenue

Accounts receivable, unearned revenue and revenue have been allocated to the Company based on specific identification of customer accounts receivable, deferred revenue and revenue directly attributable to the Company.

Prepaid expenses and other current assets

Prepaid expenses and other current assets have been allocated to the Company based on specific identification of assets and resultant expenses directly attributable to the Company.

Property and equipment, and depreciation expense

Property and equipment has been allocated based on specific identification of assets utilized by the Company. Leasehold improvements have been allocated on the basis in which such improvements benefit the respective line of business. Depreciation expense related to such property and equipment has been allocated to the Company accordingly.

Capitalized software development, and amortization expense

Capitalized software development has been allocated based on specific identification of development initiatives attributable to the Company. Amortization expense related to such capitalized software development has been allocated to the Company accordingly.

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2015

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts payable

Accounts payable have been allocated to the Company based on a review of vendor records and resultant expenses attributable to the Company.

Accrued liabilities

Accrued liabilities have been allocated to the Company based on specific identification and resultant expenses attributable to the Company.

Operating costs and expenses

Costs of revenues, selling expenses and product development expenses have been generally allocated based on specific product line identification and capacity utilization. Other general and administrative expenses have been allocated based on a variety of methods, including headcount, specific identification, percentage of revenue, and utilization of square footage. Further, certain shared operating expenses pertaining to senior management, IT personnel, installation personnel and administrative staff have been allocated to the Company based on estimates of time spent on the requisite line of business. A total of approximately $464,000 of such shared operating expenses were allocated to the Company during the year ended December 31, 2015 and are reflected in the carve-out financial statements. Approximately $297,000 of such shared expenses are reflected in cost of revenues and approximately $167,000 are reflected in other general and administrative expenses, respectively.

Invested Equity (Deficit)

Management considers an allocation of historical invested capital, retained earnings and shareholder distributions to be impracticable. Accordingly, the invested deficit balance as of December 31, 2014 was determined on the basis of the excess of liabilities over assets attributable to the Company as of such time. The excess of liabilities over assets at December 31, 2015, inclusive of consideration given to income attributable to the Company for the year ended December 31, 2015, has been deemed to be distributions. Such distributions represent intercompany balances between the respective lines of business that are not expected to be directly recouped by the Company. Accordingly, distributions are not indicative of actual distributions made to Morrisey shareholders. As of December 31, 2015, Morrisey had 631,400 shares of no par value, common stock issued and outstanding. Further, a total of 700,000 shares of no par value, common stock are authorized.

Accounts Receivable

The Company’s accounts receivable are related to sales of software products and the delivery of related installation and consulting services. Credit is extended based on prior experience with the customer and evaluation of the customer’s financial condition. Accounts receivable are primarily due within 30 days. The Company does not accrue interest on past-due accounts receivable. The Company records an allowance for doubtful accounts representing an estimate of amounts considered uncollectible and is determined based on the Company’s historical collection experience, adverse situations that may affect the customer’s ability to pay, and prevailing economic conditions. The Company writes off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Company had no bad debt expense for the year ended December 31, 2015, and no allowance for doubtful accounts was considered necessary as of December 31, 2015.

Unearned Revenue

The Company earns revenue from the licensing of computer software and related delivery of implementation and support services to its health care customers. Revenue from hosting and support arrangements is recognized on a straight-line basis over the term of the contract; thus, unearned amounts are recorded on the balance sheet at year-end. Unearned revenue is generally short-term in nature.

Revenue Recognition

The Company recognizes revenue when the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, price is fixed and determinable, and collectibility is reasonably assured.

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2015

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue from software licensing arrangements, where the service element is not considered essential to the functionality of the other elements of the arrangement, is recognized upon activation of the software or as services are performed. The revenue recognized for each separate element of a software contract is based on vendor-specific objective evidence (VSOE) of fair value, which is based on the price the customer is required to pay when the element is sold separately.

Revenue from software licensing arrangements, where the service element is considered essential to the functionality of the other elements of the arrangement, is recognized ratably over the service term.

Revenue from hosting services, including implementation and customization services, is recognized on a straight-line basis upon acceptance by the customer and over the term of the contract.

The Company also provides consulting services, which are separately priced and are not essential to the functionality of the Company’s software products. Revenue from these services is recognized as the services are performed because the arrangements qualify as service transactions.

Revenue recognized includes reimbursable expenses charged to customers in the amount of $271,420 for the year ended December 31, 2015.

Software Licenses

The Company purchases software from third-party software vendors and resells the software to customers. The cost of software licenses purchased from third parties is included in the cost of revenues when sold, and amounts due to the third-parties are recorded as accrued royalties in the accompanying carve-out balance sheet.

Fair Value of Financial Instruments

The Company’s financial instruments include accounts receivable and accounts payable. The carrying value of such financial instruments approximates their estimated fair value based on the short-term nature of the instruments.

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization of property and equipment are computed using the straight-line method over the following estimated useful lives of the assets or, if shorter, the lease term.

Asset description	Life

Leasehold improvements	Shorter of life of lease or estimated useful life

Computer equipment	3 - 5 years

Furniture and office equipment	5 - 7 years

Long-lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. Impairment for such long-lived assets to be held and used is determined by comparing the carrying value of these long-lived assets to be held and used to management’s best estimate of future undiscounted cash flows expected to result from the use of the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. The estimated fair value of the assets is measured by estimating the present value of the future discounted cash flows to be generated. There were no long-lived assets impaired during the year ended December 31, 2015.

Research and Development

All costs incurred to establish the technological feasibility of a computer software product are expensed as research and development costs.

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2015

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Software Development Costs

The Company performs software development, including the design of new software, and enhancements and upgrades of its existing software products. Certain costs related to such efforts are capitalized subsequent to the determination that the development work has technological feasibility and a substantial product life. Cost capitalization ceases when the product is available for general release to customers. These costs are amortized on a straight-line basis over the remaining estimated economic life of each product, which is generally three years.

Capitalization of computer software costs developed internally begins upon the establishment of the application development stage. The application development stage for the Company’s computer software applications is generally based on achievement of a detailed program design free of high-risk development issues. The Company capitalizes only those costs directly attributable to the development of the internal software. The establishment of the application development stage and the ongoing assessment of recoverability of capitalized computer software development costs require considerable judgment by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenue, estimated economic life, and changes in software and hardware technology.

Prior to reaching the application development stage, the Company’s policy is to expense these costs as incurred and include them in general and administrative expenses. Activities undertaken after the products are available for general release to customers to correct errors or keep the product updated are expensed as incurred and included in product development expense.

Amortization of capitalized internally developed software costs commences when the related products become available for general release to customers. Amortization is provided on a product-by-product basis and is included in the applicable cost of revenue. Amortization is being provided for using the straight-line method over the estimated economic life of the products, which is three years.

The Company periodically performs reviews of the recoverability of such capitalized internal and external software costs. At the time a determination is made that capitalized amounts are not recoverable based on the estimated cash flows to be generated from the applicable software, any remaining capitalized amounts are written off. There were no impairment losses during the year ended December 31, 2015.

The total unamortized software development costs at December 31, 2015 was $40,475. The Company did not capitalize any software development costs during the year ended December 31, 2015. The total amount of software development costs amortized for the year ended December 31, 2015 was $56,097.

The unamortized software development costs at December 31, 2015 of $40,475 will be amortized in full during the year ended December 31, 2016.

Advertising

Advertising costs are expensed as incurred. Advertising expense for the year ended December 31, 2015 was $109,250.

Income Taxes

Morrisey, with the consent of its shareholders, has elected to be taxed as an S corporation under the Internal Revenue Code. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of Morrisey’s taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements. For the year ended December 31, 2015, the provision for income taxes consisted of state and local taxes that the Company would have been responsible for if it were a stand-alone entity.

Morrisey recognizes the benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Interest and penalties, if incurred, are recognized in the statement of operations. The Company had no unrecognized tax positions at December 31, 2015.

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2015

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Stock Based Compensation

Morrisey accounts for the Morrisey Associates, Inc. 1998 Stock Incentive Plan (the “1998 Plan”) using a fair value-based method.

Morrisey amortizes stock-based compensation for awards granted on or after January 1, 2006, on a straight-line basis over the requisite service (vesting) period using the Black-Scholes option pricing model. There was no stock based compensation expense recognized by Morrisey for the year ended December 31, 2015. Accordingly, no allocation was made to the Company.

Significant Customers

Customers are considered significant customers when net revenues to the customer are 10% or greater than total net revenues or when accounts receivable from the customer are greater than 10% of accounts receivable.

Sales to two significant customers totaled 10.6% of revenues in 2015. Amounts due from these customers totaled approximately 25% of accounts receivable as of December 31, 2015.

3. PROPERTY AND EQUIPMENT

Property and equipment consist of the following as of the year ended December 31, 2015:

Computer equipment	$114,432
Furniture and fixtures	355,964
Leasehold improvements	633,128

Gross property and equipment	1,103,524
Accumulated depreciation and amortization	(835,267)

Property and equipment, net	$268,257

Depreciation and amortization expense on property and equipment was $108,986 for the year ended December 31, 2015.

4. OPERATING LEASES

At December 31, 2015, Morrisey was committed under certain non-cancelable building subleases and operating leases expiring through March 31, 2016 and December 1, 2018.

Minimum rent payments under operating leases are recognized on a straight-line basis over the terms of the leases, including any periods of free rent. Management has allocated rent expense of $334,373 to the Company for the year ended December 31, 2015 based on the estimated utilization of square footage by the Company. Such amount is reflected in other general and administrative expenses in the carve-out financial statements. Further, the Company has recorded deferred rent and related allowances totaling $266,990 (of which $91,606 is considered a current liability and $175,384 a long-term liability) as of December 31, 2015 due to the straight-lining of rent expense.

The future minimum aggregate rentals required under the leases in excess of one year have been allocated to the Company based on the estimated utilization of square footage and are as follows:

2016	$260,720
2017	269,181
2018	253,532
Thereafter	—

Total minimum lease payments	$783,433

PRACTITIONER CREDENTIALING AND PRIVILEGING SOFTWARE OPERATIONS

(A Carve-out of Morrisey Associates, Inc.)

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2015

5. RETIREMENT PLAN

Morrisey sponsors a 401(k) retirement plan covering substantially all employees. The 401(k) plan provides for employee contributions, and Morrisey matches 50% of each employee’s contribution, limited to 6% of compensation. Expenses for matching contributions totaling $48,767 have been allocated to the Company for the year ended December 31, 2015. Management allocated such expense on a per employee basis based on the line of business in which the employee worked and, where applicable, the percentage of time spent on such line of business.

6. RELATED PARTY

During the year ended December 31, 2015, Morrisey purchased newsletters, advertising and other miscellaneous office supplies from a company that is wholly owned by a related party of a shareholder and officer of Morrisey. Management allocated $220,116 of these expenses to the Company for the year ended December 31, 2015. Such expenses were allocated based on various methodologies, including percentage of revenue, product line identification and headcount.

7. STOCK OPTION PLAN

Under the 1998 Plan, incentive stock options may be granted to employees and board members of Morrisey for the purchase of up to 100,000 shares of common stock. All options are granted by the board of directors and consist of options to purchase common stock at a purchase price of not less than the fair market value of each share on the date of grant. The options vest immediately.

Stock Option Activity

A summary of activity and various other information relative to stock options for the year ended December 31, 2015 is presented in the table below.

	Common Shares	Weighted- Average Exercise Price
Outstanding at December 31, 2014	1,400	$11.51
Granted	—	—
Exercised	—	—
Expired	—	—
Forfeited	—	—

Outstanding at December 31, 2015	1,400	$11.51

Exercisable at December 31, 2015.	1,400	$11.51

Outstanding and fully vested options at December 31, 2015 had a weighted-average remaining contractual life of five years.

8. DEBT

Morrisey has a $750,000 revolving line of credit with a bank that has a maturity date of December 1, 2016. Advances against the line of credit cannot exceed 75% of accounts receivable less than 90 days old. Interest is payable monthly at the bank’s prime rate (3.50% plus 1% at December 31, 2015). There was no balance on the line of credit as of the year ended December 31, 2015. Interest expense incurred by Morrisey on outstanding balances during the year ended December 31, 2015 is considered immaterial to the financial statements of the Company, and no allocation has been made.

9. SUBSEQUENT EVENTS

Morrisey evaluated for subsequent events through August 9, 2016, the date the financial statements were available to be issued. On January 1, 2016, in an effort to facilitate business planning and separate the lines of business, Morrisey underwent a corporate reorganization, whereas Morrisey became a wholly owned subsidiary of Morrisey Holdings, Inc. (“MHI”) and another new subsidiary, MorCare, LLC (“MorCare”), was formed by MHI. Morrisey assumed the operations of the Company, whereas MorCare assumed operation of the remaining lines of business.

On August 8, 2016, 100% of the outstanding stock of Morrisey was purchased by Echo, Inc., a wholly owned subsidiary of HealthStream, Inc.